                                   Exhibit 99
                                   ----------


                       News Release dated August 15, 2003,
                          containing financial results
                         of The Progressive Corporation
                           for the month of July 2003

                                                                            NEWS
 [PROGRESSIVE LOGO]                                                      RELEASE
--------------------------------------------------------------------------------
The Progressive Corporation                                     COMPANY CONTACT:
6300 Wilson Mills Road                                          Jeffrey W. Basch
Mayfield Village, Ohio  44143                                   (440) 446-2851
http://www.progressive.com
--------------------------------------------------------------------------------

                             FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO -- August 15, 2003 -- The Progressive Corporation today reported the following for July 2003:

     ------------------------------------------------------------------------
     (millions)                                   2003        2002     Change
                                              --------      ------    -------
     Net premiums written                     $1,212.1      $969.0        25%
     Net premiums earned                       1,110.0       872.0        27%
     Net income                                  141.9        83.4        70%
           Per share                               .64         .38        68%
     Combined ratio                               85.9        89.6    3.7 pts.
     ------------------------------------------------------------------------

See the "Income Statement" for further information.

     In July 2003, the Company received notice from the Internal Revenue Service that the Joint Committee of Taxation of Congress had completed its review of a Federal income tax settlement agreed to by the Internal Revenue Service, primarily attributable to the amount of loss reserves deductible for tax purposes. As a result, the Company will receive an income tax refund of approximately $58 million, which the Company had previously recorded as a deferred tax asset (i.e. no impact on results of operations). In addition, the Company will receive interest, which is currently estimated at $30.4 million, or $.09 per share, and is reflected as "Other income."

     Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive's Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company's other businesses principally include writing lenders' collateral protection and directors' and officers' liability insurance. See "Supplemental Information" for July's results.

     Since this is the first time the Company has provided monthly net income and share repurchase information, an Income Statement of the Trailing 12-months is provided for reference.

     The Progressive group of insurance companies ranks third in the nation for auto insurance, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies. The Progressive Corporation, the holding company, is publicly traded at NYSE:PGR.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                  JULY 31, 2003
                           ($ in millions)(unaudited)



                                                       CURRENT MONTH
---------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                     PERSONAL LINES                COMMERCIAL
                                     ------------------------------------        AUTO          OTHER      COMPANYWIDE
                                       AGENT       DIRECT        TOTAL         BUSINESS      BUSINESSES      TOTAL
                                     ----------- ----------- ------------     ----------     ----------   -----------

Net Premiums Written                    $739.2      $333.5     $1,072.7           $132.3         $7.1      $1,212.1
% Growth in NPW                            23%         26%          24%              32%          29%           25%
Premiums Earned                         $679.7      $303.3       $983.0           $120.0         $7.0      $1,110.0
% Growth in Premiums Earned                25%         31%          27%              36%        (14)%           27%


Loss/LAE Ratio                            68.2        64.4         67.0             62.0         64.7          66.4
Expense Ratio                             18.7        20.1         19.2             20.5         42.2          19.5
Combined Ratio                            86.9        84.5         86.2             82.5        106.9          85.9

Actuarial Adjustments(a) -
     Reserve Decrease/(Increase)          $2.2        $2.5         $4.7               --           --          $4.7


                                                         YEAR-TO-DATE
---------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                     PERSONAL LINES                COMMERCIAL
                                     ------------------------------------        AUTO          OTHER      COMPANYWIDE
                                       AGENT       DIRECT        TOTAL         BUSINESS      BUSINESSES      TOTAL
                                     ----------- ----------- ------------     ----------     ----------   -----------

Net Premiums Written                  $4,325.4    $1,928.2     $6,253.6         $816.3          $44.3       $7,114.2
% Growth in NPW                            27%         32%          28%            38%          (28)%            29%
Premiums Earned                       $3,985.3    $1,766.1     $5,751.4         $688.3          $43.5       $6,483.2
% Growth in Premiums Earned                28%         34%          30%            45%          (33)%            30%


Loss/LAE Ratio                            68.7        67.5         68.4           63.2           57.4           67.7
Expense Ratio                             19.3        20.1         19.5           19.9           42.2           19.8
Combined Ratio                            88.0        87.6         87.9           83.1           99.6           87.5

Actuarial Adjustments(a) -
     Reserve Decrease/(Increase)        $(1.4)         $.4       $(1.0)         $(10.5)           $.9        $(10.6)



                                                   July          July
POLICIES IN FORCE                                  2003          2002     Change
                                              ---------    ----------    -------
     (in thousands)
             Agent - Auto                         3,849         3,167       22%
             Direct - Auto                        1,763         1,416       25%
             Other Personal Lines(b)              1,939         1,608       21%
                                                  -----         -----

      Total Personal Lines                        7,551         6,191       22%
                                                  -----         -----
      Commercial Auto Business                      343           267       28%
                                                  -----         -----



(a) Represents adjustments based solely on the Company's corporate actuarial review.

(b) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENT
                                  JULY 31, 2003
                      (millions - except per share amounts)
                                   (unaudited)

                                                           Current     Year-to
                                                            Month        Date
                                                          --------     --------

Direct premiums written                                   $1,237.6     $7,278.5
                                                          ========     ========
Net premiums written                                      $1,212.1     $7,114.2
                                                          ========     ========

Revenues:
Premiums earned                                           $1,110.0     $6,483.2
Recurring investment income(1)                                35.8        264.3
Net realized gains (losses) on securities                    (2.2)         17.8
Service revenues                                               4.0         23.3
Other income(2)                                               30.4         30.4
                                                          --------     --------
     Total revenues                                        1,178.0      6,819.0
                                                          --------     --------
Expenses:
Losses and loss adjustment expenses                          737.5      4,391.3
Underwriting expenses                                        215.8      1,278.8
Investment expenses                                            1.0          6.6
Service expenses                                               2.1         14.8
Interest expense                                               8.0         55.8
                                                          --------     --------
     Total expenses                                          964.4      5,747.3
                                                          --------     --------

Income before income taxes                                   213.6      1,071.7
Provision for income taxes                                    71.7        352.0
                                                          --------     --------
Net income                                                $  141.9     $  719.7
                                                          ========     ========

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                                   217.4        217.7
                                                          ========     ========
       Per share                                          $    .65     $   3.31
                                                          ========     ========
Diluted:
Average shares outstanding                                   217.4        217.7
Net effect of dilutive stock options                           3.7          3.7
                                                          --------     --------
       Total equivalent shares                               221.1        221.4
                                                          ========     ========
       Per share                                          $    .64     $   3.25
                                                          ========     ========




(1) The following table sets forth the total return for the periods ended July 31, 2003:


                                                           Current      Year-to
                                                            Month         Date
                                                           -------      -------
     Fully taxable equivalent total return:
          Fixed income securities                           (2.1)%        1.9%
          Common stocks                                      2.0 %       13.8%
          Total portfolio                                   (1.5)%        3.6%



(2) Amount represents the estimated interest earned through July on the income tax refund the Company will receive.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions- except per share amounts)
                                   (unaudited)

                                                                                   JULY 31, 2003
                                                                                   -------------
CONDENSED GAAP BALANCE SHEETS:(1)
   Investments -
       Available-for-sale:
             Fixed maturities, at market (amortized cost: $7,535.5)                     $7,655.2
             Equity securities, at market
                    Preferred stocks (cost: $785.4)                                        809.2
                    Common equities (cost: $1,591.9)                                     1,750.8

       Short-term investments, at amortized cost (market: $1,965.1)                      1,965.1
                                                                                   -------------
                           Total investments                                            12,180.3
   Net premiums receivable                                                               2,099.1
   Deferred acquisition costs                                                              429.2
   Other assets                                                                          1,116.8
                                                                                   -------------
                           Total assets                                                $15,825.4
                                                                                   =============

   Unearned premiums                                                                    $3,955.3
   Loss and loss adjustment expense reserves                                             4,234.9
   Other liabilities(2)                                                                  1,792.8
   Debt                                                                                  1,489.4
   Shareholders' equity                                                                  4,353.0
                                                                                   -------------
                           Total liabilities and shareholders' equity                  $15,825.4
                                                                                   =============

  Common Shares outstanding                                                                217.0
  Shares repurchased - July                                                                   .5
          Average cost per share                                                          $66.37
  Book value per share                                                                    $20.06
  Return on average shareholders' equity                                                   27.2%



(1) Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $204.9 million at July 31, 2003.

(2) Amounts include net unsettled security acquisitions of $599.8 million at July 31, 2003, including repurchase commitment transactions.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                                INCOME STATEMENT
                               TRAILING 12-MONTHS
                      (millions - except per share amounts)
                                   (unaudited)

                                                     2002                                               2003
                             --------------------------------------------------  --------------------------------------------------
                               JUL      AUG     SEP      OCT      NOV      DEC        JAN     FEB    MAR       APR     MAY      JUN
                             --------------------------------------------------  --------------------------------------------------

Direct premiums written      $989.1  $790.1  $756.2  $ 989.0  $ 726.8   $743.1   $1,015.5  $958.4  $965.7  $1,223.8  $934.4  $943.1
                             ==================================================  ==================================================

Net premiums written         $969.0  $773.8  $742.5  $ 967.7  $ 711.2   $725.6   $  992.5  $942.7  $944.1  $1,191.0  $910.9  $920.9
                             ==================================================  ==================================================

Revenues:
Premiums earned              $872.0  $712.2   732.3  $ 935.0  $ 762.4   $766.1   $  967.4  $805.8  $825.1  $1,045.7  $853.9  $875.3
Recurring investment income    37.2    40.4    39.0     37.0     37.9     38.6       37.2    38.0    40.8      34.6    36.9    41.0
Net realized gains (losses)
on securities                   2.2     4.2  (30.1)     32.7     23.4    (93.2)       8.7    20.1   (31.9)      8.4    11.7     3.0
Service revenues                3.5     2.8     2.9      3.2      2.6      2.7        3.5     2.5     2.8       3.8     3.4     3.3
-------------------------------------------------------------------------------  --------------------------------------------------
Total revenues                914.9   759.6   744.1  1,007.9    826.3    714.2    1,016.8   866.4   836.8   1,092.5   905.9   922.6
-------------------------------------------------------------------------------  --------------------------------------------------
Expenses:
Losses and loss adjustment
expenses                      607.5   517.0   529.1    649.6    568.8    550.4      649.4   560.1   524.0     723.5   584.6   612.2
Underwriting expenses         173.3   153.5   148.2    205.4    165.1    159.8      189.8   163.2   166.9     199.8   169.3   174.0
Investment expenses             1.0      .9      .9      1.5      1.1       .8        1.3     1.4      .6        .5      .9      .9
Service expenses                2.1     2.0     1.8      2.0      1.9      1.7        2.1     2.0     1.8       2.6     2.1     2.1
Interest expense                5.6     6.0     6.0      6.0      6.7      8.1        8.0     8.0     8.1       8.1     8.0     7.6
-------------------------------------------------------------------------------  --------------------------------------------------
Total expenses                789.5   679.4   686.0    864.5    743.6    720.8      850.6   734.7   701.4     934.5   764.9   796.8
-------------------------------------------------------------------------------  --------------------------------------------------
Income before income taxes    125.4    80.2    58.1    143.4     82.7     (6.6)     166.2   131.7   135.4     158.0   141.0   125.8
Provision for income taxes     42.0    25.4    17.8     47.9     26.0     (6.6)      55.5    42.7    43.6      52.6    45.8    40.1
-------------------------------------------------------------------------------  --------------------------------------------------
Net income                   $ 83.4  $ 54.8  $ 40.3  $  95.5   $ 56.7   $   --   $  110.7  $ 89.0  $ 91.8  $  105.4  $ 95.2  $ 85.7
===============================================================================  ==================================================


Computation of Earnings per
Share:
Basic:
Average shares outstanding    218.2   217.6   217.7    217.8    217.9    217.9      217.8   218.3   217.7     217.5   217.5   217.6
                             ======================================================================================================
Per share(1)                 $  .38    $.25    $.19     $.44     $.26     $ --       $.51    $.41    $.42      $.48    $.44    $.39
                             ======================================================================================================
Diluted:
Average shares outstanding    218.2   217.6   217.7    217.8    217.9    217.9      217.8   218.3   217.7     217.5   217.5   217.6
Net effect of dilutive
stock options                   4.0     3.9     4.0      4.0      4.1      3.8        3.5     3.2     3.5       3.8     3.8     3.9
                             ------------------------------------------------------------------------------------------------------
Total equivalent shares       222.2   221.5   221.7    221.8    222.0    221.7      221.3   221.5   221.2     221.3   221.3   221.5
                             ======================================================================================================
Per share(1)                   $.38    $.25    $.18     $.43     $.26     $ --       $.50    $.40    $.42      $.48    $.43    $.39
                             ======================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

Common Shares Outstanding     217.5   217.7   217.7    217.8    217.9    217.9      217.6   217.7   217.0     217.4   217.6   217.4
                              =====================================================================================================

Shares Repurchased
(actual)                    914,818      --      --       --       --    4,476    400,000 696,355 735,500   836,000 206,000 300,000
Average cost per share       $48.89      --      --       --       --   $50.25     $52.23  $50.68  $58.82    $67.83  $69.66  $74.57
-----------------------------------------------------------------------------------------------------------------------------------

(1) The sum of the individual months may not equal the amount previously reported for the quarter because the average equivalent shares differ in the periods.

Note: To align with the financial market results, recurring investment income, net realized gains (losses) on securities and interest expense are computed on a calendar month basis versus the 5-4-4 week month convention used for operating results.